SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 24, 2007
SOLAR ENERTECH CORP.
(Exact name of Company as specified in Charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-51717 (Commission File No.)	98-0434357 (IRS Employee Identification No.)
1600 Adams Drive
Menlo Park, California 94025
(Address of Principal Executive Offices)
(650) 688-5800
(Issuer Telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On December 28, 2007, Solar Enertech Corp. (the “Company”), issued a press release announcing its financial results for the fiscal year ended September 30, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
     The Company’s press release contains non-GAAP financial measures as defined by Regulation G. Management believes providing this information is a more meaningful and informative measure of the Company’s financial performance and is useful to investors in evaluating and comparing the Company’s operating performance. The Company does not intend for the financial information to be considered in isolation or as a substitute for any GAAP measure. This financial information, as presented, may not be comparable to similarly titled measures of other companies.
Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On December 24, 2007, the Chief Financial Officer of the Company concluded that the Company’s previously issued financial statements, including specifically the consolidated balance sheet, statements of operations and statements of cash flows covering the fiscal year ended September 30, 2006 and the quarters ended December 31, 2006 and March 31, 2007 and June 30, 2007, should no longer be relied upon.
     In the fiscal year ended September 30, 2006, the Company accrued $2.1 million of compensation expense for the Company’s President and a U.S. employee. The Company has the obligation to withhold tax upon exercise of stock options by U.S. employees. The withholding tax absorbed by the Company was accounted for as additional compensation expense to employees. During fiscal year 2007, the management discovered that the initial estimate on the withholding tax liability was understated by $2.3 million. As a result, we restated our 2006 financial statements by increasing our fiscal year 2006 compensation expense and the accounts payable and accrued liabilities, related parties balance by $2.3 million. The impact on the fiscal year 2006 was $0.03 loss per share. The impacts to the financial statements for the quarters ended December 31, 2006, March 31, 2007, June 30, 2007 and the fiscal year ended September 30, 2007 were an increase of accounts payable and accrued liabilities, related parties by $2.3 million and decrease in retained earnings by $2.3 million.
     The Company’s Chief Financial Officer has discussed with Malone & Bailey, PC, the Company’s independent accountant for fiscal year 2006, the matters disclosed in this Current Report. The restatement of the fiscal year 2006 financial statements will be reflected in the Form 10-KSB for the fiscal year ended September 30, 2007.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press release dated December 28, 2007 regarding the Company’s financial results for the fiscal year ended September 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 28, 2007

SOLAR ENERTECH CORP.
By:	/s/ Anthea Chung
Name:	Anthea Chung
Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 28, 2007 regarding the Company’s financial results for the fiscal year ended September 30, 2007.